UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 25, 2023
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 26, 2023, TransUnion’s Board of Directors (the “Board”) voted to increase the size of the Board from 11 to 12 members, effective immediately. Also, on January 26, 2023, Linda K. Zukauckas was appointed by the Board as a director of TransUnion, effective January 30, 2023, to fill the newly created directorship. Ms. Zukauckas will serve for the balance of the term expiring at the 2023 annual meeting of stockholders and until the election and qualification of her successor. Ms. Zukauckas was also appointed to serve on the Audit Committee.
Ms. Zukauckas will be compensated in accordance with TransUnion’s standard compensation policies and practices for non-employee, independent members of the Board. There are no arrangements or understandings between Ms. Zukauckas and any other person pursuant to which Ms. Zukauckas was appointed as a director. Ms. Zukauckas is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.
In accordance with the Company’s mandatory retirement policy, following the expiration of a one-year waiver, Andrew Prozes will not seek reelection as a director and will retire from the Board, effective March 31, 2023. Mr. Prozes informed the Board of his intention to retire on January 25, 2023. His decision not to stand for re-election is not the result of any disagreement with management or the Board related to TransUnion’s operations, policies or practices. Mr. Prozes is the Chairperson of the Compensation Committee and a member of the Nominating and Corporate Governance and Executive Committees. On January 26, 2023, the Board voted to decrease the size of the Board from 12 to 11 members, effective March 31, 2023.
A copy of the press release announcing the appointment of Ms. Zukauckas is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	TransUnion Press Release dated January 30, 2023
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSUNION

Date: January 30, 2023	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer